SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                                                                                                       March 9, 2007

BLACKSANDS PETROLEUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction	(Commission File number)	(IRS Employer Identification No.)
of incorporation or organization)

Suite 1250, 645 7th Avenue SW, Calgary, Alberta Canada T2P 4G8

(Address of principal executive offices) (Zip Code)

(403) 870-2220
(Registrant’s Telephone Number, Including Area Code)

 (Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported on Form 8-K, dated March 13, 2007, we entered into an Amendment to Exclusivity Agreement with Access Energy, Inc. This amended report is submitted solely to file such agreement as an exhibit.

Item 9.01  Financial Statements and Exhibits

Exhibits filed as part of this Report are as follows:

Exhibit 10.1	Amendment of Exclusivity Agreement, dated March 9, 2007, between Blacksands Petroleum, Inc. and Access Energy Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Dated: March 15, 2007	By:	/s/ Darren R. Stevenson
Name: Darren R. Stevenson
Title: President and Chief Executive Officer